HEALTHCARE ACQUISITION CORP.

April 28, 2005

Equity Dynamics Inc.
2116 Financial Center
666 Walnut Street
Des Moines, Iowa 50309

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date “Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Healthcare Acquisition Corp. ("HAC") and continuing until the earlier of the consummation by HAC of a "Business Combination" or HAC's liquidation (as described in HAC's IPO prospectus; such date the "Termination Date"), Equity Dynamics Inc. shall make available to HAC certain office and secretarial services as may be required by HAC from time to time, situated at 2116 Financial Center, 666 Walnut Street, Des Moines, Iowa 50309. In exchange therefore, HAC shall pay Equity Dynamics Inc. the sum of $6,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

HEALTHCARE ACQUISITION CORP.

By:	/s/ Matthew P. Kinley
Name: Matthew P. Kinley
Title: President

AGREED TO AND ACCEPTED BY:

EQUITY DYNAMICS INC.

By:	/s/ John Pappajohn
Name: John Pappajohn
Title: President